UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2018
Universal Technical Institute, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16220 North Scottsdale Road, Suite 100, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	623-445-9500
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2018, we entered into a consulting agreement with McKinsey & Company, Inc. ("McKinsey"), pursuant to which McKinsey will provide consulting services related to a strategic transformation plan. The consulting services cover marketing, admissions, future student processing, retention and cost savings initiatives. The agreement commences immediately and is effective through September 30, 2020 unless terminated earlier in accordance with contract terms. Under the terms of the agreement, we will pay an aggregate of $9.3 million over a 16 month period beginning in March 2018. Additionally, McKinsey is eligible to earn an additional fee of up to approximately $4.7 million based on revenue sharing and cost savings sharing as defined in a mutually-agreeable statement of work.

The foregoing is a summary only and does not purport to be a complete description of all the terms, provisions, covenants and agreements contained in the consulting agreement, and is subject to and qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 and is hereby incorporated by reference into this Item 1.01.

Item 7.01 Regulation FD Disclosure.

On March 22, 2018, we issued a press release announcing our strategic transformation plan and updated guidance for the year ending September 30, 2018.   A copy of the press release is included herewith as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this Item 7.01 (including Exhibit 99.1) will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Consulting Agreement, dated as of March 16, 2018, by and between the Registrant and McKinsey & Company, Inc.
99.1	Press Release of Universal Technical Institute, Inc., dated March 22, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

March 22, 2018	By:	/s/ Bryce H. Peterson

Name: Bryce H. Peterson
Title: Chief Financial Officer